SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  May 17, 1994



             INTERNATIONAL LEASE FINANCE CORPORATION
     (Exact name of registrant as specified in its charter)



   California               0-11350             22-3059110
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)   Identification No.)
incorporation)


          1999 Avenue of the Stars, 39th Floor
                 Los Angeles, California              90067
        (Address of principal executive offices)   (Zip Code)



Registrant's telephone number including area code: (310) 788-1999


 (Former name or former address, if changed since last report.)
      Not applicable.




Item 7.   Financial Statements and Exhibits

                                                 Sequentially
                                                   Numbered
     (c)  Exhibits                                   Page

          1.1  Distribution Agreement dated
               May 17, 1994 by and among the
               Registrant, Lehman Brothers,
               Merrill Lynch, Pierce, Fenner
               & Smith Incorporated, Salomon
               Brothers Inc, Morgan Stanley & Co.
               Incorporated and Goldman, Sachs & Co.

          4.1  Officers' Certificate (without
               exhibits), dated May 17, 1994,
               establishing the terms of the
               Registrant's Medium-Term Notes,
               Series G (the "Notes").

          4.2  Form of certificate for Global
               Floating Rate Note.

          4.3  Form of certificate for Global
               Fixed Rate Note.

          5    Opinion of O'Melveny & Myers
               regarding the legality of the
               Notes.

          24   Consent of O'Melveny & Myers
               (included in Exhibit 5 hereto)

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    INTERNATIONAL LEASE FINANCE CORPORATION



                     /s/ Alan H. LUND
                     By: Alan H. Lund
                         Senior Vice President,
                         Chief Financial Officer and
                         Treasurer



DATED:  May 17, 1994